SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 24, 2001
(Date of earliest event reported)

MSDW Structured Asset Corp.
(Issuer in Respect of SATURNS Trust No. 2001-2)
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of organization)
333-64879 (Commission File No.)
13-4026700 (I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including area code
212-761-2520

(Former name or former address, if changed since
last report.)

ITEM 5. OTHER EVENTS

This current report on Form 8-K relates to the semi-annul
distribution reported to holders of SATURNS Trust No. 2001-2, which was made on April 1, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No. Description

99.1 Semi-annual distribution report pursuant to
the Trust Agreement for distribution on
April 1, 2002.

Pursuant to the requirements of the Securities Exchange Act
of 1934, the Registrant has duly caused this report to be
signed on behalf of the Registrant by the undersigned
there unto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION,
IN ITS CAPACITY AS TRUSTEE UNDER THE
TRUST AGREEMENT ON BEHALF OF MSDW Structured
Asset Corp., Registrant

By:

/s/ Russell Goldenberg
Russell Goldenberg,
Group Senior Vice President

April 1, 2002

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	04/01/2002
			CITIZENS COMMUNICATION COMPANY DEBENTURE-BACKED		PAYMENT DATE:	04/01/2002

135 S. LASALLE STREET SUITE 1625
CHICAGO, IL 60603-4159
USA
SERIES 2001-2
			PRIOR PAYMENT:	10/01/2001
			NEXT PAYMENT:	10/01/2002
					RECORD DATE:	09/15/2002

ABN AMRO ACCT: 67-8779-20-8
	ADMINISTRATOR:		REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	AAH KOCHA-CHADDHA (312) 904-0648			MARK WU 714-238-6720
	LAURA.KOCHA.CHADDHA@ABNAMRO.COM			MARK.W.WU@ABNAMRO.COM

PAGE(S)
ISSUE ID:	SAT00102			CLOSING DATE:	5/11/2001
		STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
		OTHER RELATED INFORMATION - SAT00101	PAGE 3	FIRST PAYMENT DATE:	10/1/2001
MONTHLY DATA FILE NAME:		CASH RECONCILIATION SUMMARY	PAGE 4
	SAT00102_200204_3.ZIP	BOND INTEREST RECONCILIATION	PAGE 5
		RATING INFORMATION	PAGE 6

PARTIES TO THE TRANSACTION
DEPOSITOR: MSDW STRUCTURED ASSET CORP.
UNDERWRITER: MORGAN STANLEY DEAN WITTER
RATING AGENCY: MOODY'S INVESTORS SERVICE, INC./STANDARD & POOR'S CORPORATION

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
		LASALLE WEB SITE	WWW.ETRUSTEE.NET

		LASALLE FACTOR LINE	(800) 246-5761

04/01/2002 - 08:47 (G310) 2002 LASALLE BANK N.A.					PAGE 1 OF 6

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

		CITIZENS COMMUNICATION COMPANY DEBENTURE-BACKED							STATEMENT DATE:	04/01/2002

		SERIES 2001-2							PAYMENT DATE:	04/01/2002

WAC:		51.750000%							PRIOR PAYMENT:	10/01/2001
									NEXT PAYMENT:	10/01/2002
WAMM:		534
									RECORD DATE:	09/15/2002
		GRANTOR TRUST
		ABN AMRO ACCT: 67-8779-20-8

		ORIGINAL	OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
	CLASS	FACE VALUE (1)	BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

	CUSIP		PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
UNIT		26,112,000.00	26,112,000.00	0.00	0.00	0.00	26,112,000.00	1,126,080.00	0.00	8.62500000%
80409P103			1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	43.125000000	0.000000000	FIXED

	TOTAL	26,112,000.00	26,112,000.00	0.00	0.00	0.00	26,112,000.00	1,126,080.00	0.00

							TOTAL P&I PAYMENT	1,126,080.00

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
04/01/2002 - 08:47 (G310) 2002 LASALLE BANK N.A.									PAGE 2 OF 6

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
CITIZENS COMMUNICATION COMPANY DEBENTURE-BACKED				STATEMENT DATE:		04/01/2002
	SERIES 2001-2					PAYMENT DATE:	04/01/2002
						PRIOR PAYMENT:	10/01/2001
						NEXT PAYMENT:	10/01/2002
						RECORD DATE:	09/15/2002
ABN AMRO ACCT: 67-8779-20-8
OTHER RELATED INFORMATION

SWAP INFORMATION

		SWAP RECIPIENTS	SWAP AMOUNT RECEIVED		NEXT SWAP RATE

		NONE	0.00	0.00%

04/01/2002 - 08:47 (G310) 2002 LASALLE BANK N.A.						PAGE 3 OF 6

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
CITIZENS COMMUNICATION COMPANY DEBENTURE-BACKED	STATEMENT DATE:	04/01/2002
SERIES 2001-2	PAYMENT DATE:	04/01/2002
PRIOR PAYMENT:	10/01/2001
NEXT PAYMENT:	10/01/2002
RECORD DATE:	09/15/2002
ABN AMRO ACCT: 67-8779-20-8

CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	SERVICING FEE SUMMARY	PRINCIPAL SUMMARY
CURRENT SCHEDULED INTEREST	1,126,080.00	CURRENT SERVICING FEES	0.00	SCHEDULED:
LESS DEFERRED INTEREST	0.00	PLUS FEES ADVANCED FOR PPIS	0.00	CURRENT SCHEDULED PRINCIPAL	0.00
PLUS ADVANCE INTEREST	0.00	LESS REDUCTION FOR PPIS	0.00	ADVANCED SCHEDULED PRINCIPAL	0.00
PLUS UNSCHEDULED INTEREST	0.00	PLUS DELINQUENT SERVICING FEES	0.00	SCHEDULED PRINCIPAL DISTRIBUTION	0.00
PPIS REDUCING SCHEDULED INTEREST	0.00	TOTAL SERVICING FEES	0.00	UNSCHEDULED:
LESS TOTAL FEES PAID TO SERVICER	0.00	CURTAILMENTS	0.00
PLUS FEES ADVANCED FOR PPIS	0.00	PREPAYMENTS IN FULL	0.00
LESS FEE STRIPS PAID BY SERVICER	0.00	PPIS SUMMARY	LIQUIDATION PROCEEDS	0.00
LESS MISC. FEES & EXPENSES	0.00	GROSS PPIS	0.00	REPURCHASE PROCEEDS	0.00
LESS NON RECOVERABLE ADVANCES	0.00	REDUCED BY PPIE	0.00	OTHER PRINCIPAL PROCEEDS	0.00
INTEREST DUE TRUST	1,126,080.00	REDUCED BY SHORTFALLS IN FEES	0.00	UNSCHEDULED PRINCIPAL DISTRIBUTION	0.00
LESS TRUSTEE FEE	0.00	REDUCED BY OTHER AMOUNTS	0.00	REMITTANCE PRINCIPAL	0.00
LESS FEE STRIPS PAID BY TRUST	0.00	NET PPIS	0.00
LESS MISC. FEES PAID BY TRUST	0.00	PPIS REDUCING SERVICING FEE	0.00	SERVICER WIRE AMOUNT	1,126,080.00
LESS INTEREST RESERVE WITHHOLDING	0.00	PPIS ALLOCATED TO CERTIFICATES	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00
REMITTANCE INTEREST	1,126,080.00	POOL BALANCE SUMMARY
BALANCE/AMOUNT	COUNT
BEGINNING POOL	26,112,000.00	1
SCHEDULED PRINCIPAL DISTRIBUTION	0.00
UNSCHEDULED PRINCIPAL DISTRIBUTION	0.00	0
DEFERRED INTEREST	0.00
LIQUIDATIONS	0.00	0
REPURCHASES	0.00	0
ENDING POOL	26,112,000.00	1
ADVANCES
PRIOR OUTSTANDING	CURRENT PERIOD	RECOVERED	ENDING OUTSTANDING
PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST
MADE BY:	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

04/01/2002 - 08:47 (G310) 2002 LASALLE BANK N.A.	PAGE 4 OF 6

ABN AMRO

LASALLE BANK	N.A.

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

CITIZENS COMMUNICATION COMPANY DEBENTURE-BACKED	STATEMENT DATE:	04/01/2002
PAYMENT DATE:	04/01/2002
SERIES 2001-2
PRIOR PAYMENT:	10/01/2001
NEXT PAYMENT:	10/01/2002
RECORD DATE:	09/15/2002

ABN AMRO ACCT: 67-8779-20-8
BOND INTEREST RECONCILIATION

DEDUCTIONS	ADDITIONS
REMAINING
ACCRUAL	PASS	ACCRUED	ADD.
DEFERRED &

PRIOR	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	OUTSTANDING
CREDIT SUPPORT
THRU	CERTIFICATE	ALLOCABLE	TRUST	ACCRETION	INTEREST	INT. SHORT-	MENT	INTEREST	CERTIFICATE	PAYMENT	INTEREST
CLASS	METHOD DAYS	RATE	INTEREST	PPIS	EXPENSE (1)	INTEREST	LOSSES	FALLS DUE	PENALTIES	PROCEEDS (2)
INTEREST

AMOUNT	SHORTFALLS	ORIGINAL	CURRENT(3)

UNIT	30/360	180	8.625000000%	1,126,080.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,126,080.00	1,126,080.00	0.00	100.00%	100.00%
1,126,080.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,126,080.00	1,126,080.00	0.00

(1) ADDITIONAL TRUST EXPENSES ARE FEES ALLOCATED DIRECTLY TO THE BOND RESULTING IN A DEDUCTION TO ACCRUED INTEREST.
(2) OTHER INTEREST PROCEEDS INCLUDE DEFAULT INTEREST, PPIE, INTEREST DUE ON OUTSTANDING LOSSES, INTEREST DUE ON OUTSTANDING SHORTFALLS AND RECOVERIES OF INTEREST.
(3) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 5 OF 6
04/01/2002 - 08:47 (G310) 2002 LASALLE BANK N.A.

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		CITIZENS COMMUNICATION COMPANY DEBENTURE-BACKED						STATEMENT DATE:	04/01/2002
					SERIES 2001-2					PAYMENT DATE:	04/01/2002
										PRIOR PAYMENT:	10/01/2001
										NEXT PAYMENT:	10/01/2002
										RECORD DATE:	09/15/2002
ABN AMRO ACCT: 67-8779-20-8
RATING INFORMATION

						ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
			CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

			UNIT	80409P103	NR	BAA2	BBB

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

		04/01/2002 - 08:47 (G310) 2002 LASALLE BANK N.A.								PAGE 6 OF 6